                                                                    EXHIBIT 10.2

                       FIFTH AMENDMENT TO CREDIT AGREEMENT

         THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Fifth Amendment") is dated as of August 1, 2003 among CROWN CRAFTS, INC., CHURCHILL WEAVERS, INC., HAMCO, INC. and CROWN CRAFTS INFANT PRODUCTS, INC. (collectively, the "Borrowers"), WACHOVIA BANK, NATIONAL ASSOCIATION (successor by merger to Wachovia Bank, N.A.), as Agent (the "Agent") and WACHOVIA BANK, NATIONAL ASSOCIATION (successor by merger to Wachovia Bank, N.A.), BANC OF AMERICA STRATEGIC SOLUTIONS, INC. (assignee of Bank of America, N.A.) and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as Lenders (collectively, the "Lenders");

                              W I T N E S S E T H :

         WHEREAS, the Borrowers, the Agent and the Lenders executed and delivered that certain Credit Agreement, dated as of July 23, 2001, as amended by First Amendment to Credit Agreement dated as of September 28, 2001, Second Amendment to Credit Agreement dated as of November 25, 2002, Third Amendment to Credit Agreement dated as of February 10, 2003 and Global Amendment Agreement dated as of April 29, 2003 (as so amended, the "Credit Agreement");

         WHEREAS, the Borrowers, the Agent and the Lenders have agreed to certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrowers, the Agent and the Lenders hereby covenant and agree as follows:

         1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

         2. Amendments to Section 1.01A. SECTION 1.01A of the Credit Agreement hereby is deleted entirely and the following is substituted therefor:

                  The following terms as defined in this SECTION 1.01 pertaining to yield maintenance regarding the Term Loan Notes shall, for all purposes of this Agreement and any amendment hereto (except as herein otherwise expressly provided), have the meanings set forth herein.

                  "Called Principal" means, with respect to any Term Loan Note, the principal of such Term Loan Note that is prepaid (i) in connection with any payment of principal following a declaration that all principal of the Term Loans is immediately due and payable pursuant to
         SECTION 6.01, (ii) following the commencement of any case under the Bankruptcy Code in which any Borrower is the debtor and (iii) where mutually agreed by the Borrowers and the Lenders.

                  "Discounted Value" means, with respect to the Called Principal of any Term Loan Note, the amount obtained by discounting all remaining Scheduled Principal Reduction Amounts with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (as converted to reflect the periodic basis on which interest on such Term Loan Note is payable, if payable other than on a semi-annual basis) equal to the Reinvestment Yield with respect to such Called Principal.

                  "Reinvestment Yield" means, with respect to the Called Principal of any Term Loan Note, the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City local time) on the Domestic Business Day next preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page 678" on the Telerate Service (or such other display as may replace page 678 on the Telerate Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, (ii) the Treasury Constant Maturity Series yields reported, for the latest day for which such yields shall have been so reported as of the Domestic Business Day next preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H. 15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield shall be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between Yields reported for various maturities. For purposes of this calculation for any Term Loan Note, it is agreed that the mandatory prepayment schedule applicable to the Term Loan Notes as originally issued (the Scheduled Principal Reduction Amounts as set forth in this Agreement as of the Closing Date, with a maturity date of June 30, 2006 and the Cash Contract Rate as set forth in this Agreement as of the Closing Date) shall be used.

                  "Remaining Average Life" means, with respect to the Called Principal of any Term Loan Note, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) each of the remaining Scheduled Principal Reduction Amounts of such Called Principal (but not of interest thereon) by (b) the number of years (calculated to the nearest one-twelfth year) which will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such remaining Scheduled Principal Reduction Amounts. For purposes of this calculation for any Term Loan Note, it is agreed that the mandatory prepayment schedule applicable to the Term Loan Notes as originally issued (the Scheduled Principal Reduction Amounts as set forth in this Agreement as of the Closing Date, with a maturity date of June 30, 2006 and the Cash Contract Rate as set forth in this Agreement as of the Closing Date) shall be used.

                  "Remaining Scheduled Payments" means, with respect to the Called Principal of any Term Loan Note, all payments of such Called Principal and interest thereon that would be due on or after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date. For purposes of this calculation for any Note, it is agreed that the Scheduled Principal Reduction Amounts as set forth in this Agreement as of the Closing Date, with a maturity date of June 30, 2006 and the Cash Contract Rate as set forth in this Agreement as of the Closing Date, shall be used.

                  "Settlement Date" means with respect to the Called Principal of any Term Loan Note, the date on which such Called Principal is to be prepaid pursuant to SECTION 2.09 or 2.10 or is declared to be immediately due and payable pursuant to SECTION 6.01, as the context requires.

                  "Yield-Maintenance Amount" means, with respect to any Term Loan Note, an amount equal to the excess, if any, of the Discounted Value of the Called Principal of such Term Loan Note over the sum of
         (i) such Called Principal plus (ii) interest accrued thereon as of (including interest due on) the Settlement Date with respect to such Called Principal. The Yield-Maintenance Amount shall in no event be less than zero. For purposes of this calculation for any Term Loan Note, it is agreed that the Scheduled Principal

         Reduction Amounts as set forth in this Agreement as of the Closing Date, with a maturity date of June 30, 2006 and the Cash Contract Rate as set forth in this Agreement as of the Closing Date, shall be used.

         3. Amendments to SECTION 1.01B. SECTION 1.01B of the Credit Agreement hereby is amended by deleting the definitions of "Consolidated Excess Cash Flow", "Eligible Accounts", "Foreign Stock Pledge Agreement", "Obligations", "Revolving Loan Termination Date", "Scheduled Principal Reduction Amount" and "Senior Officer", and substituting therefor the following new definition of such terms:

                  "Consolidated Excess Cash Flow" means, for each Annual Period,
         (i) Consolidated Available Free Cash Flow for such Annual Period, minus
         (ii) Cash Interest paid during such Annual Period, minus (iii) the aggregate of the Minimum Principal Reduction Amounts paid during such Annual Period.

                  "Eligible Accounts" means that portion of the Accounts Receivable Collateral of each Borrower consisting of trade accounts receivable actually owing to such Borrower by its Account Debtors subject to no counterclaim, defense, setoff or deduction, provided, in each of the foregoing cases, that such Accounts Receivable Collateral is at all times subject to a duly perfected, first priority security interest in favor of Collateral Agent, subject only to any Permitted Encumbrances excluding, however, in any event any such account:

                           (i) with respect to which any portion thereof is more than 90 days past invoice date or more than 60 days past due date (or such lesser number of days which the Agent may establish by written notice from time to time to the Borrowers in its good faith credit judgment);

                           (ii) which is owing by any Subsidiary or other Affiliate;

                           (iii) which is owing by any Account Debtor having 50% or more in face value of its then existing accounts with such Borrower more than 90 days past invoice date or more than 60 days past due date;

                           (iv) the assignment of which is subject to any requirements set forth in the Assignment of Claims Act of 1940, as amended;

                           (v) which is owing by any Account Debtor whose accounts, in face amount, with such Borrower exceed 10% of such Borrower's Eligible Accounts, but only to the extent of such excess; provided, however, that Account Receivable Collateral from the following Account Debtors shall not be considered ineligible solely on the basis of exceeding such 10% limitation, so long as the aggregate amount of Accounts Receivable Collateral owed by any such Account Debtor does not exceed the following amount for such Account Debtor, and so long as there is no material deterioration in the creditworthiness of such Account Debtor: (1) for each of Toys R Us, Sears, Roebuck, Target and Wal-Mart, $1,000,000, and (2) for each of Burlington Coat Factory, J.C. Penney and K-Mart, $500,000;

                           (vi) which arises from a sale to an Account Debtor with its principal office, assets or place of business outside the United States, unless the sale is backed by an irrevocable letter of credit that is issued or confirmed by a bank acceptable to the Agent that is in form and substance acceptable to the Agent and payable in the full amount of such account is freely convertible into Dollars at a place of payment within the United States, and, if requested by the Agent, such letter of credit, or amounts payable thereunder, is collaterally assigned to the Collateral Agent;

                           (vii) which arises from (A) the sale of goods which have not been delivered and accepted by the Account Debtor (a "bill and hold" arrangement), or (B) services which have not been performed by such Borrower and accepted by the Account Debtor;

                           (viii) which is owing by any Account Debtor which is the subject (as debtor) of any voluntary or involuntary case or proceeding under any bankruptcy, insolvency or other similar law or as to which a trustee, receiver, liquidator, custodian or other similar official has been appointed for it or for any substantial part of its property;

                           (ix) which arises from the sale of any Inventory Collateral that is not Eligible Inventory pursuant to clause
                  (iii) of the proviso contained in the definition of "Eligible Inventory";

                           (x) with respect to which the Agent determines in its good faith credit judgment that collection of such account is insecure, or that payment thereof is doubtful or will be delayed by reason of such Account Debtor's financial condition or that the prospect of payment or performance by such Account Debtor is or will be impaired;

                           (xi) with respect to which the Account Debtor's executive offices are located in the State of New Jersey, Minnesota, Indiana or any other state imposing similar conditions to the right of a creditor to collect accounts, unless (A) such Borrower has filed a notice of business activities report, or such other similar report required by such state, with the appropriate officials of such state for the then current year, or (B) such Account Debtor has substantial assets located, respectively, outside of the States of New Jersey, Minnesota, Indiana or such other state, as the case may be;

                           (xii) which is owed by, billed to, or will be paid by an Account Debtor located in the State of Alabama or any other state the laws of which deny creditors access to its courts in the absence of qualification to do business as a foreign corporation in such state or in the absence of the filing of any required reports with such state, unless such Borrower has qualified as a foreign corporation authorized to do business in Alabama or such state or has filed such required reports;

                           (xiii) which is subject to any Lien other than a Permitted Encumbrance;

                           (xiv) which consists of "billings over cost" (items which have been invoiced but for which costs incurred in connection therewith have not been recognized);

                           (xv) which is owing by any Account Debtor with respect to which any Borrower has determined for any reason not to continue selling goods to or performing services for on open account;

                           (xvi) which is evidenced by chattel paper or an instrument of any kind, or has been reduced to judgment;

                           (xvii) which is owed by an Account Debtor owing any account with a balance greater than $100,000 which is not an Eligible Account;

                           (xviii)  with respect to which such Borrower has made
                  an agreement with the Account Debtor (A) for any deduction therefrom, except for discounts or allowances which are made in the ordinary course of business for prompt payment and which discounts or allowances are reflected in the calculation of the face amount of each invoice related to such account, but only to the extent of such deduction, or (B) to extend the time of payment thereof beyond the period set forth in clause
                  (i) in this definition;

                           (xix) which arises from a retail sale of goods to a Person who is purchasing the same primarily for personal, family or household purposes;

                           (xx) which represents a progress billing (unless the Required Lenders, in the exercise of their sole discretion, after the Borrower's request, permits the same to not be excluded hereunder) or a retainage or;

                           (xxi) which has not otherwise been determined by mutual agreement of the Agent and the Borrowers to be ineligible for purposes hereof.

                  "Foreign Stock Pledge Agreement" means, collectively, (i) the Foreign Stock Pledge Agreement, substantially in the form of EXHIBIT T, to be executed by the Parent (and, pursuant to SECTION 5.15, any other Borrower creating or acquiring a Direct Foreign Subsidiary), and (ii) and if requested by the Collateral Agent, any pledge or other agreement which may be required pursuant to applicable law in the jurisdiction in which a Direct Foreign Subsidiary is located, in each case to be executed and delivered by the Parent and each other Borrower which owns any Direct Foreign Subsidiaries, pledging to the Collateral Agent pursuant thereto, for the ratable benefit of the Lenders, 65% of the capital stock of all Direct Foreign Subsidiaries, to secure the payment of all of the Obligations, as any of the foregoing may be amended or supplemented from time to time.

                  "Obligations" means all Debts, indebtedness, liabilities, covenants, duties and other obligations of the Borrowers: (i) to the Agent, the Collateral Agent or the Lenders included or arising from time to time under this Agreement or any other Credit Document, whether evidenced by any note or other writing, whether arising from the extension of credit, opening of a letter of credit, acceptance or loan guaranty, including, without limitation, principal, interest, Yield-Maintenance Amount, fees, costs, attorney's fees and indemnification amounts and any and all extensions or renewals thereof in whole or in part, direct or indirect, absolute or contingent, due or to become due, primary or secondary, or joint or several; (ii) to the Agent or Wachovia, with respect to all Letter of Credit Obligations and all other obligations arising in connection with the issuance of any Letter of Credit; (iii) to any Lender or Affiliate thereof arising under any Interest Rate Protection Agreement with any such Lender or Affiliate, including, without limitation, any premature termination or breakage or other costs with respect thereto; (iv) to any Lender and its Affiliates, arising in connection with any banking or related transactions, services or functions provided to any Borrower in connection with the conduct of such Borrower's business (excluding extensions of credit giving rise to any Debt for money borrowed not related to this Agreement or any of the other Credit Documents).

                  "Revolving Loan Termination Date" means the earliest to occur of: (i) June 30, 2005, (ii) the date the Revolving Loan Commitments are terminated pursuant to SECTION 6.01 following the occurrence of an Event of Default, or (iii) the date the Borrowers terminate the Revolving Loan Commitments entirely pursuant to SECTION 2.07.

                  "Scheduled Principal Reduction Amount" means, for each Annual Period, the aggregate amount of principal payments required to be made on the Term Loans for such Annual Period, subject to deferment of the Deferred Principal Amount, if any, for such Annual Period pursuant to
         SECTION 2.01(c), which Scheduled Principal Reduction Amount shall be:
         (i) for the Annual Period ending on June 30, 2002, $2,000,000; and (ii) for each Annual Period thereafter, $3,000,000.

                  "Senior Officer" means any of the following officers of Parent, regardless of actual title: Chief Executive Officer; Chief Operating Officer; Chief Financial Officer and Treasurer.

         Amendment to SECTION 5.20(a). SECTION 5.20(a) hereby is deleted in its entirety, and the following is substituted therefor:

                  (a) Minimum EBITDA. Consolidated EBITDA shall not be less than, for each Fiscal Quarter set forth below and the 3 immediately preceding Fiscal Quarters, the amount set forth below corresponding to such Fiscal Quarter:

--------------------------------------------------------------------
      FISCAL QUARTER ENDING                           MINIMUM EBITDA
--------------------------------------------------------------------
December 29, 2002 through March 28, 2004                $6,885,000

--------------------------------------------------------------------
June 27, 2004 through March 27, 2005                    $7,000,000

--------------------------------------------------------------------
June 26, 2005 through April 2, 2006                     $7,200,000

--------------------------------------------------------------------
July 2, 2006 and each Fiscal Quarter thereafter         $7,400,000

--------------------------------------------------------------------

         Amendment to SECTION 5.20(b). SECTION 5.20(b) hereby is deleted in its entirety, and the following is substituted therefor:

                  (b) Debt/EBITDA Ratio. The Debt/EBITDA Ratio will not exceed, at the end of each Fiscal Quarter set forth below, calculated as to Debt as of such Fiscal Quarter and calculated as to Consolidated EBITDA for such Fiscal Quarter and the 3 immediately preceding Fiscal Quarters, the ratio set forth below corresponding to such Fiscal Quarter :

----------------------------------------------------------------------------------
      FISCAL QUARTER ENDING                              MAXIMUM DEBT/EBITDA RATIO
----------------------------------------------------------------------------------
December 29, 2002 through March 28, 2004                       4.75 to 1.00

----------------------------------------------------------------------------------
June 27, 2004 through September 26, 2004                       4.25 to 1.00

----------------------------------------------------------------------------------
December 26, 2004 through March 27, 2005                       4.00 to 1.00

----------------------------------------------------------------------------------
June 26, 2005 through September 25, 2005                       3.75 to 1.00

----------------------------------------------------------------------------------
December 25, 2005 through July 2, 2006                         3.50 to 1.00

----------------------------------------------------------------------------------
October 1, 2006 through December 31, 2006                      3.25 to 1.00

----------------------------------------------------------------------------------
April 1, 2007 and each Fiscal Quarter thereafter               3.00 to 1.00

----------------------------------------------------------------------------------

          Amendment to Exhibit G (Compliance Certificate). Exhibit G to the Credit Agreement hereby is deleted in its entirety, and Exhibit G attached hereto is substituted therefor.

         4. Restatement of Representations and Warranties. The Borrowers hereby restate and renew each and every representation and warranty heretofore made by them in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof (except where reference is expressly made to a specific date) and with specific reference to this Fifth Amendment and all other loan documents executed and/or delivered in connection herewith.

         5. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrowers. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

         6. Ratification. The Borrowers hereby restate, ratify and reaffirm each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

         7. Counterparts. This Fifth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         8. Section References. Section titles and references used in this Fifth Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

         9. No Default. To induce the Agent and the Lenders to enter into this Fifth Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrowers hereby acknowledge and agree that, as of the date hereof, and after giving effect to the terms hereof, (i) there exists no Default or Event of Default, (ii) there exists no right of offset, defense, counterclaim, claim or objection in favor of the Borrowers arising out of or with respect to any of the Loans or other obligations of the Borrowers owed to the Lenders under the Credit Agreement and (iii) the Agent and each Lender has acted in good faith and has conducted its relationships with the Borrowers in a commercially reasonable manner in connection with the negotiations, execution and delivery of this Fifth Amendment and in all respects in connection with the Credit Agreement, each of the Borrowers hereby waiving and releasing any such claims to the contrary that may exist as of the date of this Fifth Amendment.

         10. Further Assurances. The Borrowers agree to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained.

         11. Governing Law. This Fifth Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

         12. Conditions Precedent. This Fifth Amendment shall become effective only upon (i) payment to the Agent, for the ratable account of the Lenders, of an amendment fee equal to

$47,500, (ii) execution and delivery of this Fifth Amendment by each of the parties hereto and (iii) execution and delivery by all parties thereto of a Fifth Amendment of Subordinated Note and Warrant Purchase Agreement (the Global Amendment Agreement dated as of April 29, 2003 in effect constituting the fourth amendment to such Subordinated Note and Warrant Purchase Agreement) in form and substance satisfactory to the Agent and the Lenders, amending the Senior Subordinated Notes Purchase Agreement to conform it to the changes contained in Sections 1, 2, 3, 4 and 5 hereof, to the extent applicable.

                       [SIGNATURES COMMENCE ON NEXT PAGE]

         IN WITNESS WHEREOF, each of the Borrowers, the Agent and each of the Lenders has caused this Fifth Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                            CROWN CRAFTS, INC.,           (SEAL)

                                            By: /s/ E. RANDALL CHESTNUT
                                                --------------------------------
                                                Name:  E. Randall Chestnut
                                                Title: President and CEO

                                            CHURCHILL WEAVERS, INC.,
                                            HAMCO, INC.
                                            CROWN CRAFTS INFANT
                                                PRODUCTS, INC.            (SEAL)

                                            By: /s/ AMY VIDRINE SAMSON
                                                --------------------------------
                                                Name:  Amy Vidrine Samson
                                                Title: Vice President

                                            WACHOVIA BANK, NATIONAL
                                            ASSOCIATION (successor by merger
                                            to Wachovia Bank, N.A.),      (SEAL)
                                            as Agent and as a Lender

                                            By: /s/ MONICA H. COLE
                                                --------------------------------
                                                Name:  Monica H. Cole
                                                Title: Vice President

                                            BANC OF AMERICA STRATEGIC SOLUTIONS,
                                            INC. (assignee of Bank of America,
                                            N.A.), (SEAL)
                                            as a Lender

                                            By: /s/ JOHN F. REGISTER
                                                --------------------------------
                                                Name:  John F. Register
                                                Title: Principal

                                            THE PRUDENTIAL INSURANCE (SEAL)
                                            COMPANY OF AMERICA, as a Lender

                                            By: /s/ PAUL G. PRICE
                                                --------------------------------
                                                Name:  Paul G. Price
                                                Title: Vice President

                                                                       EXHIBIT G

                             COMPLIANCE CERTIFICATE

         Reference is made to the Credit Agreement dated as of July 23, 2001, as amended by First Amendment to Credit Agreement dated as of September 28, 2001, Second Amendment to Credit Agreement dated as of November 25, 2002, Third Amendment to Credit Agreement dated as of February 10, 2003, Global Amendment Agreement dated as of April 29, 2003 and Fifth Amendment to Credit Agreement dated as of August 1, 2003 (as so amended and as thereafter modified and supplemented and in effect from time to time, the "Credit Agreement") by and among Crown Crafts, Inc., Churchill Weavers, Inc., Hamco, Inc. and Crown Crafts Infant Products, Inc. (collectively or individually, as the context shall require, the "Borrowers"), the Lenders from time to time parties thereto, and Wachovia Bank, National Association (successor by merger to Wachovia Bank, N.A.), as Agent. Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

         Pursuant to SECTION 5.01(c) of the Credit Agreement, ________________, the duly authorized ______________ of the Borrowers, hereby certifies to the Agent and the Lenders that, as of the date hereof, (i) the information contained in the Compliance Certificate attached hereto is true, accurate and complete in all material respects and (ii) no Default is in existence.

CROWN CRAFTS, INC.                          CHURCHILL WEAVERS, INC.
                                            HAMCO, INC.
                                            CROWN CRAFTS INFANT PRODUCTS, INC.

By: ______________________ (SEAL)           By: _________________________ (SEAL)
    Name:                                       Name:
    Title:                                      Title:

                               CROWN CRAFTS, INC.
                              COMPLIANCE CHECKLIST

         1.       Minimum EBITDA (Section 5.20(a))

                  Consolidated EBITDA shall not be less than, for each Fiscal Quarter set forth below and the 3 immediately preceding Fiscal Quarters, the amount set forth below corresponding to such Fiscal
         Quarter:

----------------------------------------------------------------
         FISCAL QUARTER ENDING                    MINIMUM EBITDA
----------------------------------------------------------------
December 29, 2002 through March 28, 2004            $6,885,000

----------------------------------------------------------------
June 27, 2004 through March 27, 2005                $7,000,000

----------------------------------------------------------------
June 26, 2005 through April 2, 2006                 $7,200,000

----------------------------------------------------------------
July 2, 2006 and each Fiscal Quarter thereafter     $7,400,000

----------------------------------------------------------------

(a) Consolidated EBITDA      Schedule 1     $ _________

Minimum Consolidated EBITDA                [$6,885,000]
                                           [$7,000,000]
                                           [$7,200,000]
                                           [$7,400,000]

         2.       Debt/EBITDA Ratio (Section 5.20(b))

                  The Debt/EBITDA Ratio will not exceed, at the end of each Fiscal Quarter set forth below, calculated as to Debt as of such Fiscal Quarter and calculated as to Consolidated EBITDA for such Fiscal Quarter and the 3 immediately preceding Fiscal Quarters, the ratio set forth below corresponding to such Fiscal Quarter:

------------------------------------------------------------------------
       FISCAL QUARTER ENDING                   MAXIMUM DEBT/EBITDA RATIO
------------------------------------------------------------------------
December 29, 2002 through March 28, 2004             4.75 to 1.00

------------------------------------------------------------------------
June 27, 2004 through September 26, 2004             4.25 to 1.00

------------------------------------------------------------------------
December 26, 2004 through March 27, 2005             4.00 to 1.00

------------------------------------------------------------------------
June 26, 2005 through September 25, 2005             3.75 to 1.00

------------------------------------------------------------------------
December 25, 2005 through July 2, 2006               3.50 to 1.00

------------------------------------------------------------------------
October 1, 2006 through December 31, 2006            3.25 to 1.00

------------------------------------------------------------------------
April 1, 2007 and each Fiscal Quarter thereafter     3.00 to 1.00

------------------------------------------------------------------------

(a) Consolidated Debt        Schedule 2                      $ ___________

(b) Consolidated EBITDA      Schedule 1                      $ ___________

(c) actual ratio of (a) to (b)                                 ___ to 1.00

         Limitation:                       (c) may not exceed [4.75 to 1.0]
                                                              [4.25 to 1.0]
                                                              [4.00 to 1.0]
                                                              [3.75 to 1.0]
                                                              [3.50 to 1.0]
                                                              [3.25 to 1.0]
                                                              [3.00 to 1.0]

         3.       Senior Debt/EBITDA Ratio (Section 5.20(c))

         The Senior Debt/EBITDA Ratio will not exceed, at the end of each Fiscal Quarter set forth below, calculated as to Senior Debt as of such Fiscal Quarter and calculated as to

         Consolidated EBITDA for such Fiscal Quarter and the 3 immediately preceding Fiscal Quarters (except that for the Fiscal Quarter ending March 31, 2002, such calculation shall be for such Fiscal Quarter and the 2 immediately preceding Fiscal Quarters), the ratio set forth below corresponding to such Fiscal Quarter:

------------------------------------------------------------------------
                                                         MAXIMUM SENIOR
     FISCAL QUARTER ENDING                             DEBT/EBITDA RATIO
------------------------------------------------------------------------
March 31, 2002                                            4.80 to 1.0

------------------------------------------------------------------------
June 30, 2002                                             3.50 to 1.0

------------------------------------------------------------------------
September 29, 2002                                        3.25 to 1.0

------------------------------------------------------------------------
December 29, 2002                                         3.00 to 1.0

------------------------------------------------------------------------
March 30, 2003                                            2.75 to 1.0

------------------------------------------------------------------------
June 29, 2003 and September 28, 2003                      2.50 to 1.0

------------------------------------------------------------------------
December 28, 2003                                        2.25 to 1.0

------------------------------------------------------------------------
March 28, 2004 through September 26, 2004                2.00 to 1.0

------------------------------------------------------------------------
December 26, 2004                                         1.75 to 1.0

------------------------------------------------------------------------
March 27, 2005 and thereafter                            1.50 to 1.00

------------------------------------------------------------------------

(a) Consolidated Senior Debt  Schedule 2                     $ ___________

(b) Consolidated EBITDA       Schedule 1                     $ ___________

(c) actual ratio of (a) to (b)                                 ___ to 1.00

                           Limitation:     (c) may not exceed [4.80 to 1.0]
                                                              [3.50 to 1.0]
                                                              [3.25 to 1.0]
                                                              [3.00 to 1.0]
                                                              [2.75 to 1.0]
                                                              [2.50 to 1.0]
                                                              [2.25 to 1.0]
                                                              [2.00 to 1.0]
                                                              [1.75 to 1.0]
                                                              [1.50 to 1.0]

         4.       EBITDA/Cash Interest Ratio (Section 5.20(d))

         The EBITDA/Cash Interest Ratio will not be less than, at the end of each Fiscal Quarter set forth below, for such Fiscal Quarter and the 3 immediately preceding Fiscal Quarters (except that for the Fiscal Quarter ending March 31, 2002, such calculation shall be for such Fiscal Quarter and the 2 immediately preceding Fiscal Quarters), the amount set forth below corresponding to such Fiscal Quarter:

----------------------------------------------------------------------------
                                                         MINIMUM EBITDA/CASH
          FISCAL QUARTER ENDING                            INTEREST RATIO
----------------------------------------------------------------------------
March 31, 2002                                              1.60 to 1.0

----------------------------------------------------------------------------
June 30, 2002                                               1.65 to 1.0

----------------------------------------------------------------------------
September 29, 2002                                          1.80 to 1.0

----------------------------------------------------------------------------
December 29, 2002                                           2.00 to 1.0

----------------------------------------------------------------------------
March 30, 2003                                              2.20 to 1.0

----------------------------------------------------------------------------
June 29, 2003 through December 28, 2003                     2.25 to 1.0

----------------------------------------------------------------------------
March 28, 2004 through December 26, 2004                    2.50 to 1.0

----------------------------------------------------------------------------
March 27, 2005 through December 25, 2005                    2.75 to 1.0

----------------------------------------------------------------------------
April 2, 2006 and each Fiscal Quarter thereafter           3.00 to 1.00

----------------------------------------------------------------------------

(a) Consolidated EBITDA       Schedule 1                       $ __________

(b) Cash Interest Schedule 3                                   $ __________

(c) actual ratio of (a) to (b)                                  ___ to 1.00

                           Limitation:     (c) may not exceed [1.60 to 1.0]
                                                              [1.65 to 1.0]
                                                              [1.80 to 1.0]
                                                              [2.00 to 1.0]
                                                              [2.20 to 1.0]
                                                              [2.25 to 1.0]
                                                              [2.50 to 1.0]
                                                              [2.75 to 1.0]
                                                              [3.00 to 1.0]

         5.       Minimum Stockholders' Equity (Section 5.20(e))

         As of the end of each Fiscal Quarter, Stockholders' Equity will not be less than the sum of (i) Stockholders' Equity as of the Closing Date (after giving effect to the sale of its adult bedding line of business to its former management) plus (ii) 75% of the cumulative (since the Closing Date) Reported Net Income (excluding any Fiscal Quarter during which Reported Net Income is less than $0.00) of the Parent and the Subsidiaries.

(a)      Stockholders' Equity                               $ __________

(b)      Cumulative positive Reported Net Income since
         the Closing Date                                   $ __________

(c)      75% of (b)                                         $ __________

(d)      sum of (c) and $ ___________(1)                    $ __________

         Limitation: (a) must not be less than (d)

         6.       Capital Expenditures (Section 5.20(f))

         No Borrower shall, nor shall it permit any Subsidiary to, make any expenditures (including obligations incurred under any lease) in any Fiscal Year that are required to be capitalized under GAAP in the aggregate for any Borrower and the Subsidiaries, on a consolidated basis, exceeding $500,000.

         (a)      aggregate Capital Expenditures made to date in current
                  Fiscal Year                               $ __________

                  Limitation: (a) may not exceed $500,000

-----------------
(1) Insert amount of Stockholders' Equity as of the Closing Date

         7.       Operating Leases (Section 5.20(g))

         No Borrower shall, nor shall it permit any Subsidiary to, enter into or remain or become liable upon any lease (other than intercompany leases between the Borrower and its Subsidiaries) which would be characterized as an operating lease under GAAP if the aggregate amount of all consolidated rents paid by the Borrower and its Subsidiaries under all such leases would exceed $3,000,000 in the first Fiscal Year following the Closing Date, with such amount increasing each Fiscal Year thereafter by an additional 5% of the amount in effect at the end of the preceding Fiscal Year.

         (a) aggregate amount of consolidated rents payable in current Fiscal
             Year                                                  $ ___________

             Limitation: (a) may not exceed [$3,000,000](2)

-----------------
(2) Increase after the first Fiscal Year by an additional 5% of the amount in effect at the end of the preceding Fiscal Year

                                                      Schedule 1

                               CONSOLIDATED EBITDA

(a)      Consolidated Net Income for:

         ____ quarter ____                                          $___________

         ____ quarter ____                                          $___________

         ____ quarter ____                                          $___________

         ____ quarter ____                                          $___________

(b)      depreciation and amortization expenses for:

         ____ quarter ____                                          $___________

         ____ quarter ____                                          $___________

         ____ quarter ____                                          $___________

         ____ quarter ____                                          $___________

(c)      Consolidated Interest Expense for:

         ____ quarter ____                                          $___________

         ____ quarter ____                                          $___________

         ____ quarter ____                                          $___________

         ____ quarter ____                                          $___________

(d)      income tax expense included in Consolidated Net
         Income for:

         ____ quarter ____                                          $___________

         ____ quarter ____                                          $___________

         ____ quarter ____                                          $___________

         ____ quarter ____                                          $___________

(e) before-tax reserve related to the closing of the operations of Burgundy Interamericana SA de CV for:(3)

         ____ quarter ____                                          $___________

         ____ quarter ____                                          $___________

         ____ quarter ____                                          $___________

-----------------
(3) Include only for the following Fiscal Quarters, not exceeding following amounts for such Fiscal Quarters: (1) for the Fiscal Quarter ending December 29, 2002, $1,775,000, (2) for the Fiscal Quarter ending March 30, 2003, $225,000 and
(3) for the Fiscal Quarter ending June 29, 2003, $275,000

                                                      Schedule 2

                 CONSOLIDATED DEBT AND CONSOLIDATED SENIOR DEBT

                              CONSOLIDATED DEBT(4)

(a)       obligations for borrowed money                                         $__________

(b)       payment obligations evidenced by bonds, debentures notes or            $__________
          other similar instruments

(c)       obligations to pay the deferred purchase price of property or          $__________
          services, except trade accounts payable and accrued expenses arising in the ordinary course of business

(d)       obligations as lessee under capital leases or leases for               $__________
          which the Borrowers Person retain tax ownership of the
          property subject to a lease

(e)       obligations to reimburse any bank or other Person in respect           $__________
          of amounts payable under a banker's acceptance

(f)       Redeemable Preferred Stock                                             $__________

(g)       obligations to reimburse any bank or other Person in respect           $__________
          of amounts paid or undrawn amounts available to be paid under a letter of credit or similar instrument

(h)       Debt of others secured by a Lien on any asset of any                   $__________
          Borrower, whether or not such Debt is assumed by such Borrower

(i)       obligations with respect to interest rate protection                   $__________
          agreements, foreign currency exchange agreements or other
          hedging arrangements, other than commodity hedging agreements entered into as risk protection rather than as an investment
          (each valued as the termination value thereof computed in
          accordance with a method approved by the International Swap
          Dealers Association and agreed to in the applicable
          agreement, if any)

-----------------
(4) Exclude Contingent Interest and amounts payable pursuant to SECTION 2.06(a) of the Senior Subordinated Notes Purchase Agreement

(j)       Debt of others Guaranteed by any Borrower                              $__________

(k)       CONSOLIDATED DEBT (sum of (a) through (i))                             $__________

                            CONSOLIDATED SENIOR DEBT

(l)       Subordinated Debt                                                      $__________

(m)       CONSOLIDATED SENIOR DEBT ((j) less (k))                                $__________

                                                      Schedule 3

                                  CASH INTEREST

(a)      interest on Revolving Loans                                             $_____________

(b)      interest on Term Loans at Cash Contract Rate                            $_____________

(c)      interest on Senior Subordinated Debt                                    $_____________

(d)      CASH INTEREST (sum of (a), plus (b), plus (c))                          $_____________